UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 10, 2022 QUEST RESOURCE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Quest Resource Holding Corporation (the “Company”) and certain of its domestic subsidiaries are parties to a credit agreement (as amended, the “Monroe Credit Agreement”), dated as of October 19, 2020, as amended by the First Amendment to Credit Agreement, dated September 3, 2021 (the “First Amendment”), by the Second Amendment to Credit Agreement, dated December 1, 2021 (the “Second Amendment”), and by the Third Amendment to Credit Agreement, dated December 7, 2021 (the “Third Amendment”), with Monroe Capital Management Advisors, LLC, as administrative agent for the lenders thereto (the “Lenders”), and the Lenders, pursuant to which, among other things, a term loan of up to an aggregate principal amount of $16 million was made available to the Company to finance permitted acquisitions (the “Term D Loan”).

On February 10, 2022, the Company elected to draw down $3.5 million of the Term D Loan to finance an acquisition. Immediately following this drawdown, $12.5 million of borrowing capacity remained available under the Term D Loan.

The foregoing description of the Monroe Credit Agreement is qualified in its entirety by reference to the full text of the Monroe Credit Agreement which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 20, 2020, the First Amendment which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 9, 2021, the Second Amendment which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 8, 2021, and the Third Amendment which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on December 8, 2021.

Item 8.01.	Other Events.

On February 15, 2022, the Company issued a press release relating to the signing of a definitive agreement and the closing of the acquisition of an independent environmental services company primarily servicing customers in the northeast region of the United States. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 15, 2022.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: February 15, 2022	By:	/s/ Laurie L. Latham
		Name:	Laurie L. Latham
		Title:	Senior Vice President and Chief Financial Officer